This Note has not been registered under the Securities Act of 1933 (the "Securities Act"), or under the provisions of any applicable state securities laws, but has been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the Securities Act, and under any applicable state securities laws. This Note may not be sold, pledged, transferred or assigned except in a transaction which is exempt under provisions of the Securities Act and any applicable state securities laws or pursuant to an effective registration statement; and in the case of an exemption, only if the Company has received an opinion of counsel satisfactory to the Company that such transaction does not require registration of this Note.

                          IRON EAGLE GROUP, INC.

March 8, 2011                                               $7,500

                           12% PROMISSORY NOTE

Loan. In consideration of the loan by Investor in the principal amount of $7,500 (the "Loan"), Iron Eagle Group, Inc. a Delaware Corporation (the "Company" or "Borrower") for value received, hereby promises to pay to Alliance Advisor, LLC a Delaware Limited Liability Corporation ("Holder"), the principal sum of Seven Thousand Five Hundred ($7,500.00) Dollars plus interest and a wiring fee of $25.

Payment. Principal and Interest shall be due and payable to the Holder within 48 hours of the Company receiving at least $100,000 of funding from Wellfleet Partners ("Initial Funding") or any other source. The Payment shall be made to the Holder in writing.

Term. The note will have an initial term of 90 days and be renewable automatically for additional 30 day periods unless the note is called by the Holder in writing.

Default. In the event that the note is not paid back in its entirety within 90 days and it is not extended by the Holder, the Borrower will be given 30 days to cure. In the event there is no cure, the Borrower will issue the Holder 100,000 shares of Iron Eagle Group, Inc. within five (5) business days as a penalty. All rights, principal, interest, and fees shall continue to accrue.

Borrower waives presentment for payment, notice of dishonor, protest and notice of protest of this Note.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as waiver of such right or of any right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

This Note shall be binding upon the undersigned and its successors and assigns. Any notice, demand or communication in respect of this Note shall be validly given, or made on, the undersigned if in writing and delivered or sent by registered mail, postage prepaid, addressed to the undersigned at the address set forth above or any subsequent business address of the undersigned.

If any term or provision of this Note or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Note or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Note shall be valid and be enforced to the fullest extent permitted by law.

This Agreement may not be modified, changed, supplemented, or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by his agent duly authorized in writing or as otherwise expressly permitted herein. No extension of time for the performance of any obligation or act shall be deemed an extension of the time of performance of any other obligation or act.

This Agreement shall be governed by the laws of the State of New York in Westchester County.

Holder and the Company expressly acknowledge that this letter is a binding agreement.

WHEREFORE, the parties have executed this Agreement as of the date first written above.

AGREED:

By: /s/Alan Sheinwald                     By: /s/Jason Shapiro
    ------------------------                  -------------------------
    Alan Sheinwald, President                 Jason Shapiro, CEO
    Alliance Advisors, LLC                    Iron Eagle Group, Inc.
    56 June Rd., Second Fl., P.O. Box 425
    North Salem, NY 10560

Date: March 8, 2011                       Date: March 8, 2011